UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2008

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481 (Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -14(c).

ITEM 8.01.    Other Events

On September 3, 2008, Global Aircraft Solutions, Inc. (the “Company”) issued a press release announcing a recent decision by the United States District Court, District of Arizona, in favor of the Company as plaintiffs against defendants Corwin Foster and Seajay Holdings, LLC (“Defendants”) whereby the Defendants were ordered to return 1,500,000 shares of the Company’s common stock by September 5, 2008. The Court also awarded the Company its costs of $3,945.85. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Document

	99.1	September 3, 2008 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2008		Global Aircraft Solutions, Inc.
(Registrant)

	By:	/s/ John Sawyer
Name: John Sawyer
Title: President